EXHIBIT 99.1
SECURITIES PURCHASE AGREEMENT
THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of November 19, 2007, by and among SGX Pharmaceuticals, Inc., a Delaware corporation with headquarters located at 10505 Roselle Street San Diego, CA 92121 (the “Company”), and each investor identified on the signature pages hereto (individually, an “Investor” and collectively, the “Investors”).
BACKGROUND
     A. The Company and each Investor are executing and delivering this Agreement in reliance upon the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act.
     B. Each Investor, severally and not jointly, wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, (i) that aggregate number of shares of the common stock, par value $0.001 per share, of the Company (the “Common Stock”), set forth on such Investor’s signature page to this Agreement (which aggregate amount for all Investors together shall be 4,943,154 shares of Common Stock and shall collectively be referred to herein as the “Common Shares”) and (ii) warrants, in substantially the form attached hereto as Exhibit A (the “Warrants”) to acquire up to that number of additional shares of Common Stock set forth opposite such Investor’s name in column three (3) on the Schedule of Investors (the shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants issued to the Investors, collectively, the “Warrant Shares”).
     C. The Common Shares, the Warrants and the Warrant Shares issued or issuable pursuant to this Agreement are collectively are referred to herein as the “Securities.”
     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Investors agree as follows:
ARTICLE I
DEFINITIONS
     1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated:
     “Accredited Investor” has the meaning set forth in Section 3.2(c).
     “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act.

     “Agent” has the meaning set forth in Section 3.1(l).
     “Agreement” has the meaning set forth in the Preamble.
     “Best Efforts” means the reasonable efforts that a prudent person desirous of achieving a result would use in similar circumstances to achieve such result as expeditiously as practical; provided, however, that an obligation to use Best Efforts under this Agreement does not require the Company to dispose of or make any change to its business, expend any material funds or incur any other material burden or liability.
     “Business Day” means any day other than Saturday, Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in The State of New York are authorized or required by law or other governmental action to close.
     “Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1.
     “Closing Date” means the date and time of the Closing and shall be on such date and time as is mutually agreed to by the Company and each Investor.
     “Closing Price” means, for any date, the closing price per share of the Common Stock for such date (or, if not a Trading Day, the nearest preceding date that is a Trading Day) on the primary Eligible Market or exchange or quotation system on which the Common Stock is then listed or quoted.
     “Company” has the meaning set forth in the Preamble.
     “Company Counsel” means Cooley Godward Kronish LLP, counsel to the Company.
     “Common Shares” has the meaning set forth in the Preamble.
     “Common Stock” has the meaning set forth in the Preamble.
     “Contingent Obligation” has the meaning set forth in Section 3.1(z).
     “Convertible Securities” means any stock or securities (other than Options) convertible into or exercisable or exchangeable for Common Stock.
     “Covering Shares” has the meaning set forth in Section 4.1(b).
     “Disclosure Materials” has the meaning set forth in Section 3.1(f).
     “Effective Date” means the date that the Registration Statement is first declared effective by the SEC.
     “Effectiveness Period” has the meaning set forth in Section 6.1(b).

     “8-K Filing” has the meaning set forth in Section 4.5.
     “Eligible Market” means any of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market, OTC Bulletin Board or a non-NASDAQ over-the-counter market such as the “pink sheets.”
     “Environmental Laws” has the meaning set forth in Section 3.1(cc).
     “Event” has the meaning set forth in Section 6.1(d).
     “Event Payments” has the meaning set forth in Section 6.1(d).
     “Exchange Act” means the Securities Exchange Act of 1934, as amended.
     “Excluded Events” has the meaning set forth in Section 6.1(d)(iii).
     “Excluded Investors” means Lazard Freres & Co. LLC and its Affiliates.
     “Filing Date” means the date that is Thirty (30) days after the Closing Date or, if such date is not a Business Day, the next date that is a Business Day.
     “GAAP” has the meaning set forth in Section 3.1(f).
     “Hazardous Materials” has the meaning set forth in Section 3.1(cc).
     “Indebtedness” has the meaning set forth in Section 3.1(z).
     “Indemnified Party” has the meaning set forth in Section 6.4(c).
     “Indemnifying Party” has the meaning set forth in Section 6.4(c).
     “Intellectual Property Rights” has the meaning set forth in Section 3.1(s).
     “Investor” has the meaning set forth in the Preamble.
     “Lien” means any lien, charge, claim, security interest, encumbrance, right of first refusal or other restriction.
     “Losses” means any and all losses, claims, damages, liabilities, settlement costs and expenses, including, without limitation, reasonable attorneys’ fees.
     “Material Adverse Effect” means (i) a material adverse effect on the results of operations, assets, business or financial condition of the Company or (ii) material and adverse impairment of the Company’s ability to perform its obligations under this Agreement, provided, that none of the following alone shall be deemed, in and of itself, to constitute a Material Adverse Effect: (i) a change in the market price or trading volume of the Common Stock, (ii) changes in general economic conditions or changes affecting the industry in which the Company operates generally (as opposed to Company-specific changes) so long as such changes do not have a disproportionate effect on the Company or (iii) the Company’s Common Stock is not listed or quoted on a Trading Market.
     “Material Permits” has the meaning set forth in Section 3.1(u).
     “Options” means any outstanding rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.
     “Person” has the meaning set forth in Section 3.1(z).
     “Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, a partial proceeding, such as a deposition), whether commenced or threatened in writing.
     “Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.
     “Registrable Securities” means the Common Shares and the Warrant Shares issued or issuable pursuant to the Transaction Documents, together with any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.
     “Registration Statement” means each registration statement required to be filed under Article VI, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.
     “Regulation D” has the meaning set forth in the Preamble.
     “Required Effectiveness Date” means (i) if the Registration Statement does not become subject to review by the SEC, the date which is the earliest of (a) ninety (90) days after the Closing Date or (b) five (5) Trading Days after the Company receives notification from the SEC that the Registration Statement will not become subject to review, or (ii) if the Registration Statement is reviewed by the SEC, the date which is the earliest of (a) one hundred and twenty (120) days after the Closing Date or (b) five (5) Trading Days after the Company receives notification from the SEC that the SEC has no further comment to the Registration Statement.
     “Rule 144,” “Rule 415,” and “Rule 424” means Rule 144, Rule 415 and Rule 424, respectively, promulgated by the SEC pursuant to the Securities Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.
     “SEC” has the meaning set forth in the Preamble.
     “SEC Reports” has the meaning set forth in Section 3.1(f).
     “Securities” has the meaning set forth in the Preamble.
     “Securities Act” has the meaning set forth in the Preamble.
     “Shares” means shares of the Company’s Common Stock.
     “Short Sales” has the meaning set forth in Section 3.2(h).
     “Trading Day” means (i) a day on which the Common Stock is traded on a Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed or quoted on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not listed or quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the Pink Sheets LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.
     “Trading Market” means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market, OTC Bulletin Board or non-NASDAQ over-the-counter market, such as the “pink sheets” on which the Common Stock is listed or quoted for trading on the date in question.
     “Transaction” has the meaning set forth in Section 3.2(i).
     “Transaction Documents” means this Agreement, the schedules and exhibits attached hereto, the Warrants and the Transfer Agent Instructions.
     “Transfer Agent” means Computershare Trust Company, N.A., located at 1745 Gardena Avenue, Glendale, CA 91204-2991, or any successor transfer agent for the Company.
     “Transfer Agent Instructions” means, with respect to the Company, the Irrevocable Transfer Agent Instructions, in the form of Exhibit E, executed by the Company and delivered to and acknowledged in writing by the Transfer Agent.
     “Warrants” has the meaning set forth in the Preamble.
     “Warrant Shares” has the meaning set forth in the Preamble.

ARTICLE II
PURCHASE AND SALE
     2.1 Closing. Subject to the terms and conditions set forth in this Agreement, at the Closing the Company shall issue and sell to each Investor, and each Investor shall, severally and not jointly, purchase from the Company, such number of Common Shares and Warrants for the price set forth on such Investor’s signature page to this Agreement. The date and time of the Closing shall be 11:00 a.m., New York City Time, on the Closing Date. The Closing shall take place at the offices of the Company’s Counsel.
     2.2 Closing Deliveries.
          (a) At the Closing, the Company shall deliver or cause to be delivered to each Investor the following:
                      (i) a copy of the Company’s Transfer Agent Instructions acknowledged by the Transfer Agent;
                     (ii) a Warrant, issued in the name of such Investor, pursuant to which such Investor shall have the right to acquire such number of Warrant Shares set forth on such Investor’s signature page to this Agreement;
                     (iii) a legal opinion of Company Counsel, in the form of Exhibit C, executed by such counsel and delivered to the Investors;
                     (iv) a certificate of the Secretary of the Company, dated as of the Closing Date, (a) certifying the resolutions adopted by the Board of Directors of the Company approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Securities, (b) certifying the current versions of the certificate of incorporation, as amended and bylaws of the Company and (c) certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company; and
                     (v) a certificate of the Chief Executive Officer or Chief Financial Officer of the Company, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in Sections 5.1(a) and (b).
          (b) At the Closing, each Investor shall deliver or cause to be delivered to the Company the purchase price set forth on such Investor’s signature page to this Agreement in United States dollars and in immediately available funds, by wire transfer to an account designated in writing to such Investor by the Company for such purpose.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
     3.1 Representations and Warranties of the Company. The Company hereby represents and warrants to the Investors as follows:

          (a) Organization and Qualification. The Company is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite legal authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation of any of the provisions of its certificate or articles of incorporation, bylaws or other organizational or charter documents. The Company is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.
          (b) Authorization; Enforcement. The Company has the requisite corporate authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents to which it is a party by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company and no further consent or action is required by the Company, its Board of Directors or its stockholders. Each of the Transaction Documents to which it is a party has been (or upon delivery will be) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute, the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.
          (c) No Conflicts. The execution, delivery and performance of the Transaction Documents to which it is a party by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not, and will not, (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound, or affected, except to the extent that such conflict, default, termination, amendment, acceleration or cancellation right would not reasonably be expected to have a Material Adverse Effect, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including, assuming the accuracy of the representations and warranties of the Investors set forth in Section 3.2 hereof, federal and state securities laws and regulations and the rules and regulations of any self-regulatory organization to which the Company or its securities are subject, including all applicable Trading Markets), or by which any property or asset of the Company is bound or affected, except to the extent that such violation would not reasonably be expected to have a Material Adverse Effect.
          (d) The Securities. The Securities (including the Warrant Shares) are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens and will not be subject to preemptive or similar rights of stockholders (other than those imposed by the Investors). The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable upon exercise of the Warrants.
          (e) Capitalization. The aggregate number of shares and type of all authorized, issued and outstanding classes of capital stock, options and other securities of the Company (whether or not presently convertible into or exercisable or exchangeable for shares of capital stock of the Company), as of November 9, 2007, is set forth in Schedule 3.1(e) hereto. All outstanding shares of capital stock are duly authorized, validly issued, fully paid and nonassessable and have been issued in compliance in all material respects with all applicable securities laws. Except as disclosed in Schedule 3.1(e) hereto, the Company did not have outstanding at November 9, 2007, any other Options, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or entered into any agreement giving any Person any right to subscribe for or acquire, any shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. Except as set forth on Schedule 3.1(e) hereto, and except for customary adjustments as a result of stock dividends, stock splits, combinations of shares, reorganizations, recapitalizations, reclassifications or other similar events, there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) and the issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Investors) and will not result in a right of any holder of securities to adjust the exercise, conversion, exchange or reset price under such securities. To the knowledge of the Company, except as disclosed in the SEC Reports and any Schedules 13D or 13G filed with the SEC pursuant to Rule 13d-1 of the Exchange Act by reporting persons or in Schedule 3.1(e) hereto, as of the date hereof, no Person or group of related Persons beneficially owns (as determined pursuant to Rule 13d-3 under the Exchange Act), or has the right to acquire, by agreement with or by obligation binding upon the Company, beneficial ownership of in excess of 5% of the outstanding Common Stock.
          (f) SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the 12 months preceding the date hereof on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension and has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof. Such reports required to be filed by the Company under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, together with any materials filed by the Company under the Exchange Act, whether or not any such reports were required, being collectively referred to herein as the “SEC Reports” and, together with this Agreement and the Schedules to this Agreement, the “Disclosure Materials”. As of their respective dates (or, if amended or superseded by a filing prior to the Closing Date, then on the date of such filing), the SEC Reports filed by the Company complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed (or, if amended or superseded by a filing prior to the Closing Date, then on the date of such subsequent filing) by the Company, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing (or, if amended or superseded by a filing prior to the Closing Date, then on the date of such subsequent filing). Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements, the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP or may be condensed or summary statements, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments. All material agreements to which the Company is a party or to which the property or assets of the Company are subject are included as part of or identified in the SEC Reports, to the extent such agreements are required to be included or identified pursuant to the rules and regulations of the SEC.
          (g) Material Changes; Undisclosed Events, Liabilities or Developments; Solvency. Since the date of the latest audited financial statements included within the SEC Reports, except as disclosed in the SEC Reports or in Schedule 3.1(g) hereto, (i) there has been no event, occurrence or development that, individually or in the aggregate, has had or that would result in a Material Adverse Effect, (ii) the Company has not incurred any material liabilities other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting or changed its auditors, except as disclosed in its SEC Reports, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders, in their capacities as such, or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock-based plans. The Company has not taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company, as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the applicable Closing, reasonably expects to have sufficient cash on hand to pay all of its currently anticipated expenses for the next 12 months.

          (h) Absence of Litigation. Except as disclosed in the SEC Reports, there is no action, suit, claim, or Proceeding, or, to the Company’s knowledge, inquiry or investigation, before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company that would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.
          (i) Compliance. Except as would not, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect, (i) the Company is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company under), nor has the Company received written notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) the Company is not in violation of any order of any court, arbitrator or governmental body, or (iii) the Company is not and has not been in violation of any statute, rule or regulation of any governmental authority.
          (j) Title to Assets. The Company owns no real property. The Company has good and marketable title in all tangible personal property owned by it that is material to the business of the Company, in each case free and clear of all Liens, except for Liens that do not, individually or in the aggregate, have or result in a Material Adverse Effect. Any real property and facilities held under lease by the Company is held by it under valid, subsisting and enforceable leases of which the Company is in material compliance.
          (k) No General Solicitation; Placement Agent’s Fees. Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commission (other than for persons engaged by any Investor or its investment advisor) relating to or arising out of the issuance of the Securities pursuant to this Agreement. The Company shall pay, and hold each Investor harmless against, any liability, loss or expense (including, without limitation, reasonable attorney’s fees and out-of-pocket expenses) arising in connection with any such claim for fees arising out of the issuance of the Securities pursuant to this Agreement. The Company acknowledges that is has engaged Lazard Freres & Co. LLC as its exclusive placement agent (the “Agent”) in connection with the sale of the Securities. Other than the Agent, the Company has not engaged any placement agent or other agent in connection with the sale of the Securities.
          (l) Private Placement; Investment Company; U.S. Real Property Holding Corporation. Neither the Company nor any of its Affiliates nor, any Person acting on the Company’s behalf has, directly or indirectly, at any time within the past six months, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Securities as contemplated hereby or (ii) cause the offering of the Securities pursuant to the Transaction

Documents to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market. Assuming the accuracy of the representations and warranties of the Investors set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Investors as contemplated hereby. The sale and issuance of the Securities hereunder does not contravene the rules and regulations of any Trading Market on which the Common Stock is listed or quoted. The Company is not required to be registered as, and is not an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company is not required to be registered as a United States real property holding corporation within the meaning of the Foreign Investment in Real Property Tax Act of 1980.
          (m) Form S-3 Eligibility. As of the date hereof, the Company is eligible to register the Common Shares and the Warrant Shares for resale by the Investors using Form S-3 promulgated under the Securities Act.
          (n) Listing and Maintenance Requirements. Except as disclosed in the SEC Reports, the Company has not, in the twelve months preceding the date hereof, received written notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market.
          (o) Registration Rights. Except as described in Schedule 3.1(o), the Company has not granted or agreed to grant to any Person any rights (including “piggy-back” registration rights) to have any securities of the Company registered with the SEC or any other governmental authority that have not expired or been satisfied or waived.
          (p) Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s charter documents or the laws of its state of incorporation that is applicable to any of the Investors as a result of the Investors and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including, without limitation, as a result of the Company’s issuance of the Securities and the Investors’ ownership of the Securities.
          (q) Disclosure. The Company confirms that neither it nor any officers, directors or Affiliates, has provided any of the Investors (other than Excluded Investors or those certain investors who signed a confidentiality agreement with the Company) or their agents or counsel with any information that constitutes material, nonpublic information (other than the existence and terms of the Transaction Documents and the issuance of Securities, as contemplated by this Agreement, and any information to be disclosed by the Company via press release pursuant to Section 4.5 herein). The Company understands and confirms that each of the Investors (other than Excluded Investors or those certain investors who signed a confidentiality agreement with the Company) will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided by the Company to the Investors regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement furnished by or on behalf of the Company, are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. To the knowledge of the Company, except for the transactions contemplated by this Agreement, as of the date hereof, no event or circumstance has occurred or information exists with respect to the Company or its business, properties, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed or will be disclosed by the Company via press release pursuant to Section 4.5 herein. The Company acknowledges and agrees that no Investor (other than Excluded Investors) makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those set forth in the Transaction Documents.
          (r) Acknowledgment Regarding Investors’ Purchase of Securities. The Company acknowledges that no Investor (other than Excluded Investors) is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Investor (other than Excluded Investors) or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Investors’ purchase of the Securities. The Company further represents to each Investor that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its advisors and representatives.
          (s) Patents and Trademarks. To the knowledge of the Company, except as disclosed in the SEC Reports, the Company owns, or possesses adequate rights or licenses to use, all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights (“Intellectual Property Rights”) necessary to conduct its business as now conducted except where the failure to own or possess such Intellectual Property Rights would not have a Material Adverse Effect. To the knowledge of the Company, there is no infringement by the Company of Intellectual Property Rights of others that would result in a Material Adverse Effect. Except as disclosed in the SEC Reports, there is no claim, action or proceeding being made or brought, or to the knowledge of the Company, being threatened, against the Company regarding its Intellectual Property Rights.
          (t) Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses and locations in which the Company is engaged.
          (u) Regulatory Permits. The Company possesses all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct its respective business as presently conducted and described in the SEC Reports (“Material Permits”), except where the failure to possess such permits does not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse

Effect, and the Company has not received any written notice of proceedings relating to the revocation or modification of any Material Permit.
          (v) Transactions With Affiliates and Employees. Except as set forth or incorporated by reference in the Company’s SEC Reports, none of the officers, directors or employees of the Company is presently a party to any transaction with the Company that would be required to be reported on Form 10-K by Item 12 thereof pursuant to Regulation S-K Item 404(a) (other than for ordinary course services as employees, officers or directors or transactions not required to be disclosed as of the date hereof), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the Company’s knowledge, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, trustee or partner.
          (w) Internal Accounting Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
          (x) Sarbanes-Oxley Act. The Company is in compliance in all material respects with applicable requirements of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations promulgated by the SEC thereunder, except where such noncompliance would not have, individually or in the aggregate, a Material Adverse Effect.
          (y) Foreign Corrupt Practices. Neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee or other Person acting on behalf of the Company has, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee or to any foreign or domestic political parties or campaigns from corporate funds; (iii) violated or is in violation in any material respect of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.
          (z) Indebtedness. Except as disclosed in the SEC Reports, the Company (i) has no outstanding Indebtedness (as defined below), other than Indebtedness incurred after the date of the information set forth in the SEC Reports that has not resulted in a Material Adverse Effect, (ii) is not in violation of any term of and is not in default under any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, and (iii) is not a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect. For purposes of this Agreement: (x) “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, and (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness; and (y) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, a government or any department or agency thereof and any other legal entity.
          (aa) Employee Relations. The Company is not a party to any collective bargaining agreement, nor does it employ any member of a union. Except as disclosed in the SEC Reports, during the period covered by the SEC Reports, no executive officer of the Company has notified the Company that such officer intends to leave the Company or otherwise terminate such officer’s employment with the Company. To the knowledge of the Company, no executive officer of the Company is in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and to the knowledge of the Company, the continued employment of each such executive officer does not subject the Company to any liability with respect to any of the foregoing matters.
          (bb) Labor Matters. The Company is in compliance in all material respects with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.
          (cc) Environmental Laws. The Company (i) is in compliance in all material respects with any and all Environmental Laws (as hereinafter defined), (ii) has received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) is in compliance in all material respects with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply would be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.
          (dd) Tax Status. The Company (i) has made or filed all foreign, federal and state income and all other material tax returns, reports and declarations required by any jurisdiction to which it is subject, and (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith.
          3.2 Representations and Warranties of the Investors. Each Investor hereby, as to itself only and for no other Investor, represents and warrants to the Company as follows:
          (a) Organization; Authority. Such Investor is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate, partnership or other power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The purchase by such Investor of the Securities hereunder has been duly authorized by all necessary corporate, partnership or other action on the part of such Investor. This Agreement has been duly executed and delivered by such Investor and constitutes the valid and binding obligation of such Investor, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.
          (b) No Public Sale or Distribution. Such Investor is (i) acquiring the Common Shares and the Warrants and (ii) upon exercise of the Warrants will acquire the Warrant Shares issuable upon exercise thereof, in the ordinary course of business for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws, and such Investor does not have a present arrangement to effect any distribution of the Securities to or through any person or entity; provided, however, that by making the representations herein, such Investor does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act in compliance with applicable federal and state securities laws.
          (c) Investor Status. At the time such Investor was offered the Securities, it was, at the date hereof it is, and on the date which it exercises any Warrants it will be an “accredited investor” as defined in Rule 501(a) under the Securities Act (“Accredited Investor”) or, as Investor has disclosed in writing to the Company on Exhibit B-3, a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. Such Investor is not a registered broker dealer registered under Section 15(a) of the Exchange Act, or a member of the NASD, Inc. or an entity engaged in the business of being a broker dealer. Except as otherwise disclosed in writing to the Company on Exhibit B-2 (attached hereto) on or prior to the date of this Agreement, such Investor is not affiliated with any broker dealer registered under Section 15(a) of the Exchange Act, or a member of the NASD, Inc. or an entity engaged in the business of being a broker dealer.
          (d) General Solicitation. Such Investor is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media, broadcast over television or radio, disseminated over the Internet or presented at any seminar or any other general solicitation or general advertisement.
          (e) Experience of Such Investor. Such Investor, either alone or together with its representatives has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Investor understands that it must bear the economic risk of this investment in the Securities indefinitely, and is able to bear such risk and is able to afford a complete loss of such investment.
          (f) Access to Information. Such Investor acknowledges that it has reviewed the Disclosure Materials and has been afforded: (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information (other than material non-public information for those certain investors who did not enter into a confidentiality agreement with the Company) about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Such Investor acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any Person, including, without limitation, the Company and the Agent, except for the statements, representations, and warranties contained in Section 3.1 of this Agreement. Neither such inquiries nor any other investigation conducted by or on behalf of such Investor or its representatives or counsel shall modify, amend or affect such Investor’s right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company’s representations and warranties contained in the Transaction Documents. Such Investor acknowledges receipt of copies of the SEC Reports.
          (g) No Governmental Review. Such Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.
          (h) No Conflicts. The execution, delivery and performance by such Investor of this Agreement and the consummation by such Investor of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of such Investor or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Investor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Investor, except in the case of clauses (ii) and (iii) above, for such that are not material and do not otherwise affect the ability of such Investor to consummate the transactions contemplated hereby.
          (i) Prohibited Transactions; Confidentiality. No Investor, directly or indirectly, and no Person acting on behalf of or pursuant to any understanding with any Investor, has engaged in any purchases or sales in the securities, including derivatives, of the Company (including, without limitation, any Short Sales (a “Transaction”) involving any of the Company’s securities) since the time that such Investor was first contacted by the Company, the Agent or any other Person regarding an investment in the Company. Such Investor covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with such Investor will engage, directly or indirectly, in any Transactions in the securities of the Company (including, without limitation, any Short Sales or hedging activities involving the Company’s Securities) prior to the time the transactions contemplated by this Agreement are publicly disclosed. “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, derivatives and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker-dealers or foreign regulated brokers.
          (j) Restricted Securities. The Investors understand that the Securities are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances and subject to compliance with the Securities Act and other applicable federal and state securities laws.
          (k) Legends. It is understood that, except as provided in Section 4.1(b) of this Agreement, certificates evidencing such Securities will bear the legend set forth in Section 4.1(b).

          (l) No Legal, Tax or Investment Advice. Such Investor understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Investor in connection with the purchase of the Securities constitutes legal, tax or investment advice. Such Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities. Such Investor understands that the Agent has acted solely as the agent of the Company in this placement of the Securities, and that the Agent makes no representation or warranty with regard to the merits of this transaction or as to the accuracy of any information such Investor may have received in connection therewith. Such Investor acknowledges that he has not relied on any information or advice furnished by or on behalf of the Agent.
ARTICLE IV
OTHER AGREEMENTS OF THE PARTIES
     4.1 Transfer Restrictions.
          (a) The Investors covenant that the Securities will only be disposed of pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or to the Company, or pursuant to Rule 144(k), the Company may require the transferor to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act. Notwithstanding the foregoing, the Company hereby consents to and agrees to register on the books of the Company and with its Transfer Agent, without any such legal opinion, except to the extent that the transfer agent requests such legal opinion, any transfer of Securities by an Investor to an Affiliate of such Investor, provided that the transferee certifies to the Company that it is an Accredited Investor, provided that such Affiliate does not request any removal of any existing legends on any certificate evidencing the Securities and provided that such transferee agrees to be bound by the provisions of this Agreement, including without limitation, this Section 4.1.
          (b) The Investors agree to the imprinting, until no longer required by this Section 4.1(b), of the following legend on any certificate evidencing any of the Securities:
THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS

OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION (OTHER THAN PURSUANT TO RULE 144(K)), UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.
     Certificates evidencing the Common Shares and the Warrant Shares shall not be required to contain such legend or any other legend (i) while a registration statement (including the Registration Statement) covering the resale of the Common Shares and the Warrant Shares is effective under the Securities Act, (ii) following any sale of such Securities pursuant to Rule 144 if the holder provides the Company with a legal opinion (and the documents upon which the legal opinion is based) reasonably acceptable to the Company to the effect that the Securities can be sold under Rule 144, (iii) if the Securities are eligible for sale under Rule 144(k), or (iv) if the holder provides the Company with a legal opinion (and the documents upon which the legal opinion is based) reasonably acceptable to the Company to the effect that the legend is not required under applicable requirements of the Securities Act (including controlling judicial interpretations and pronouncements issued by the Staff of the SEC).
     In reliance on the representations and covenants of each Investor set forth in this Agreement (including without limitation Section 4.1(d)), the Company shall deliver the written confirmation in the form attached as Annex III to the Transfer Agent Instructions to the Transfer Agent on or within Two Trading days following the Effective Date. Pursuant to this Section 4.1(b), the Company will no later than five Trading Days following the delivery by an Investor to the Company or the Transfer Agent (if delivery is made to the Transfer Agent a copy shall be contemporaneously delivered to the Company) of (i) a legended certificate representing such Securities (and, in the case of a requested transfer, endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect transfer), and (ii) an opinion of counsel to the extent required by Sections 4.1(a), 4.1(b)(ii) or 4.1(b)(iv), deliver or cause to be delivered to such Investor a certificate representing such Securities that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section.
     If within five Trading Days after receipt by the Company or its Transfer Agent of a legended certificate and the other documents as specified in Clauses (i) and (ii) of the paragraph immediately above, the Company shall fail to cause to be issued and delivered to such Investor a certificate representing such Securities that is free from all restrictive and other legends, and if on or after such fifth Trading Day the Investor purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Investor of shares of Common Stock that the Investor anticipated receiving from the Company without any restrictive legend (the “Covering Shares”), then the Company shall, within five Trading Days after the Investor’s request, pay cash to the Investor in an amount equal to the excess (if any) of the Investor’s total purchase price (including brokerage commissions, if any) for the Covering Shares, over the product of (A) the number of Covering Shares, times (B) the closing bid price on the date of delivery of such certificate and the other documents as specified in Clauses (i) and (ii) of the paragraph immediately above.
          (c) The Company will not object to and shall permit (except as prohibited by law) an Investor to pledge or grant a security interest in some or all of the Securities in connection with a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement (including without limitation complying with the restrictions on transfer set forth herein and agreeing to make any sale or transfer of the Shares in compliance with applicable federal and state securities laws), and if required under the terms of such Investor’s arrangement with such registered broker-dealer or financial institution, the Company will not object to and shall permit (except as prohibited by law) such Investor to transfer pledged or secured Securities to the pledgees or secured parties provided such transfer is made in compliance with applicable federal and state securities laws. Except as required by law, such a pledge or transfer would not be subject to approval of the Company, no legal opinion of the pledgee, secured party or pledgor shall be required in connection therewith (but such legal opinion shall be required in connection with a subsequent transfer or foreclosure following default by the Purchaser transferee of the pledge and any such transfer shall be made in accordance with the provisions of this Agreement), and no notice shall be required of such pledge. Each Investor acknowledges that the Company shall not be responsible for any pledges relating to, or the grant of any security interest in, any of the Securities or for any agreement, understanding or arrangement between any Investor and its pledgee or secured party. At the appropriate Investor’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if appropriate, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder to include such pledgee or secured party as a Selling Stockholder therein. Provided that the Company is in compliance with the terms of this Section 4.1(c), the Company’s indemnification obligations pursuant to Section 6.4 shall not extend to any Proceeding or Losses arising out of or related to this Section 4.1(c).
          (d) Each Investor acknowledges its responsibilities under the Securities Act and accordingly will not sell or otherwise transfer the Warrants, Common Shares, the Warrant Shares or any interest therein without complying with the requirements of the Securities Act, the rules and regulations thereunder and applicable state securities laws. While the Registration Statement remains effective, each Investor hereunder hereby agrees to sell the Common Shares and Warrant Shares in accordance with the plan of distribution contained in the Registration Statement and, if it does so, agrees to comply therewith and with the related prospectus delivery requirements unless an exemption therefrom is available. Each Investor agrees, prior to selling any Common Shares and Warrant Shares pursuant to the Registration Statement, to confirm that the Registration Statement is effective under the Securities Act. Each Investor, severally and not jointly with the other Investors, agrees that if it is notified by the Company in writing at any time that the Registration Statement registering the resale of the Common Shares or the Warrant Shares is not effective or that the prospectus included in such Registration Statement no longer complies with the requirements of Section 10 of the Securities Act or sales under the Registration Statement are otherwise suspended in accordance with Section 6.1(e), the Investor will refrain from selling such Common Shares and Warrant Shares until such time as the Investor is notified by the Company that such Registration Statement is effective, such prospectus is compliant with Section 10 of the Exchange Act or that sales under the Registration Statement are no longer suspended, unless such Investor is able to, and does, sell such Common Shares or Warrant Shares pursuant to an available exemption from the registration requirements of Section 5 of the Securities Act. Both the Company and its Transfer Agent, and their respective directors, officers, employees and agents, may rely on this subsection (d), and each Investor will indemnify and hold harmless each of such persons from any breaches or violations of this paragraph.
     4.2 Furnishing of Information. Until the date that any Investor owning Common Shares or Warrant Shares may sell all of them under Rule 144(k) of the Securities Act (or any successor provision), the Company covenants to use its commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act.
     4.3 Integration. The Company shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate thereof shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Investors or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market.
     4.4 Reservation of Securities. The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations to issue such Shares under the Transaction Documents. In the event that at any time the then authorized shares of Common Stock are insufficient for the Company to satisfy its obligations to issue such Shares under the Transaction Documents, the Company shall promptly take such actions as may be required to increase the number of authorized shares.
     4.5 Securities Laws Disclosure; Publicity. The Company shall, at or before the later of (a) the execution and delivery of this Agreement by the Investors to the Company or (b) 9:00 a.m., New York time, on the first Trading Day following execution of this Agreement, issue a press release disclosing all material terms of the transactions contemplated hereby. On or prior to the Closing Date, the Company shall file a Current Report on Form 8-K with the SEC (the “8-K Filing”) describing the terms of the transactions contemplated by the Transaction Documents and including as exhibits to such Current Report on Form 8-K the Transaction Documents (including the schedules and the names, and addresses of the Investors and the amount(s) of Securities respectively purchased) and the form of Warrants, in the form required by the Exchange Act. Except as herein provided, the Company shall not publicly disclose the name of any Investor, or include the name of any Investor in any press release without the prior written consent of such Investor (which consent shall not be unreasonably withheld or delayed), unless otherwise required by law, regulatory authority or Trading

Market. The Company shall not, and shall cause each of its officers, directors, employees and agents not to, provide any Investor with any material nonpublic information regarding the Company from and after the issuance of the above referenced press release without the express written consent of such Investor.
     4.6 Use of Proceeds. The Company intends to use the net proceeds from the sale of the Securities for working capital and general corporate purposes. The Company also may use a portion of the net proceeds, currently intended for general corporate purposes, to acquire or invest in technologies, products or services that complement its business, although the Company has no present plans or commitments and is not currently engaged in any material negotiations with respect to any such acquisition or investment. Pending these uses, the Company intends to invest the net proceeds from this offering in short-term, interest-bearing, investment-grade securities, or as otherwise pursuant to the Company’s customary investment policies.
ARTICLE V
CONDITIONS
     5.1 Conditions Precedent to the Obligations of the Investors. The obligation of each Investor to acquire Securities at the Closing is subject to the satisfaction or waiver by such Investor, at or before the Closing, of each of the following conditions:
          (a) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date when made and as of the Closing as though made on and as of such date; and
          (b) Performance. The Company and each other Investor shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing.
          (c) No Suspensions of Trading in Common Stock; Listing. Trading in the Common Stock shall not have been suspended by the SEC or any Trading Market (except for any suspensions of trading of not more than one Trading Day solely to permit dissemination of material information regarding the Company) at any time since the date of execution of this Agreement, and the Common Stock shall have been at all times since such date listed for trading on a Trading Market.
          (d) Absence of Litigation. No action, suit or proceeding by or before any court or any governmental body or authority, against the Company or pertaining to the transactions contemplated by this Agreement or their consummation, shall have been instituted on or before the Closing Date, which action, suit or proceeding would have a Material Adverse Effect.
     5.2 Conditions Precedent to the Obligations of the Company. The obligation of the Company to sell the Securities at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

          (a) Representations and Warranties. The representations and warranties of each Investor contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date; and
          (b) Performance. The Investors shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Investor at or prior to the Closing.
ARTICLE VI
REGISTRATION RIGHTS
          6.1 Registration Statement.
          (a) As promptly as possible, and in any event on or prior to the Filing Date, the Company shall prepare and file with the SEC a Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance with the Securities Act and the Exchange Act) and shall contain (except if otherwise directed by the Investors or requested by the SEC) the “Plan of Distribution” in substantially the form attached hereto as Exhibit D. Notwithstanding anything contained in this Agreement to the contrary, in the event that the SEC limits the amount of Registrable Securities that may be included and sold by Investors in the Registration Statement pursuant to Rule 415, or any other basis, the Company may reduce the number of Registrable Securities included in the Registration Statement on behalf of the Investors (in case of an exclusion as to a portion of such Registrable Securities, such portion to be allocated pro rata among such Investors in proportion to the respective numbers of Registrable Securities requested to be registered by each such Investor over the total amount of Registrable Securities). The Company will then use its Best Efforts at the first opportunity that is permitted by the SEC, but in no event later than the later of sixty (60) calendar days from the date substantially all of the Registrable Securities registered under the Registration Statement have been sold by the Investors or six (6) months from the date the Registration Statement was declared effective, to register for resale the Registrable Securities that have been excluded from being registered. In such event the Company shall give the Investors prompt notice of the number of the Registrable Securities excluded and the Company will not be liable for any Event Payments in connection with the excluded Registrable Securities.
          (b) The Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective by the SEC as promptly as possible after the filing thereof, but in any event prior to the Required Effectiveness Date, and shall use its commercially reasonable efforts to keep the Registration Statement continuously effective under the Securities Act until the earlier of (i) the second anniversary of the Effective Date, or (ii) the date that all Common Shares and Warrant Shares covered by such Registration Statement have been sold or can be sold publicly under Rule 144(k) (the “Effectiveness Period”); provided that, upon notification by the SEC that a Registration Statement will not be reviewed or is no longer subject to further review and comments, the Company shall request acceleration of such Registration Statement within five (5) Trading Days after receipt of such notice and request that it become effective on 4:00 p.m. New York City time on the Effective Date and file a prospectus supplement for any Registration Statement, whether or not required under Rule 424 (or otherwise), by 9:00 a.m. New York City time the day after the Effective Date.
           (c) The Company shall notify the Investors in writing promptly (and in any event within two Trading Days) after receiving notification from the SEC that the Registration Statement has been declared effective.
           (d) Should an Event (as defined below) occur, then upon the occurrence of such Event, and on every monthly anniversary thereof until the applicable Event is cured, the Company shall pay to each Investor an amount in cash, as liquidated damages and not as a penalty, equal to one percent (1.0%) of (i) the number of Common Shares held by such Investor as of the date of such Event, multiplied by (ii) the purchase price paid by such Investor for such Common Shares then held; provided, however, that the total amount of payments pursuant to this Section 6.1(d) shall not exceed, when aggregated with all such payments paid to all Investors, ten percent (10%) of the aggregate purchase price of the Securities purchased pursuant to this Agreement. The payments to which an Investor shall be entitled pursuant to this Section 6.1(d) are referred to herein as “Event Payments.” Any Event Payments payable pursuant to the terms hereof shall apply on a pro rated basis for any portion of a month prior to the cure of an Event. All pro rated calculations made pursuant to this paragraph shall be based upon the actual number of days in such pro rated month. Notwithstanding the foregoing, the maximum payment to an Investor associated with all Events in the aggregate shall not exceed (i) in any 30-day period, an aggregate of 1.0% of the purchase price paid by such Investor for its Common Shares then held and (ii) 10.0% of the purchase paid by such Investor for its Common Shares then held. In the event that an Investor assigns any rights under this Section 6.1 in connection with an assignment or transfer of Securities to a permitted transferee in accordance with Section 7.7, the maximum aggregate payment to such Investor, together with any such permitted transferee, associated with all Events in the aggregate shall not exceed the amount set forth in the preceding sentence with respect to such Investor.
For such purposes, each of the following shall constitute an “Event”:
                     (i) the Registration Statement is not filed on or prior to the Filing Date;
                     (ii) the Registration Statement is not declared effective on or prior to the Required Effectiveness Date; or
                     (iii) except as provided for in Section 6.1(e) (the “Excluded Events”), after the Effective Date and during the Effectiveness Period, an Investor is not permitted to sell Registrable Securities under the Registration Statement (or a subsequent Registration Statement filed in replacement thereof) for any reason (other than the fault of such Investor) for five (5) or more Trading Days (whether or not consecutive).

          (e) Notwithstanding anything in this Agreement to the contrary, each Investor acknowledges that the Company may, by written notice to the Investors, suspend sales under a Registration Statement after the Effective Date thereof and/or require that the Investors immediately cease the sale of shares of Common Stock pursuant thereto and/or defer the filing of any subsequent Registration Statement if the Company is engaged in a material merger, acquisition or sale or other transaction, or other material events occur, and the Board of Directors determines in good faith that, as a result of such activity or event, (A) it would be materially detrimental to the Company to maintain a Registration Statement at such time or (B) it is in the best interests of the Company to suspend sales under such registration at such time. Upon receipt of such suspension notice, each Investor shall immediately discontinue any sales of Registrable Securities pursuant to such registration until such Investor is advised in writing by the Company that the current Prospectus or amended Prospectus, as applicable, may be used. Each Investor shall maintain in confidence the receipt of any such notice. In no event, however, shall this right be exercised to suspend sales beyond the period during which (in the good faith determination of the Company’s Board of Directors) the failure to require such suspension would be materially detrimental to the Company. The Company’s rights under this Section 6(e) may be exercised for a period of no more than 20 Trading Days at a time and not more than three times in any twelve-month period, without such suspension being considered as part of an Event Payment determination. Immediately after the end of any suspension period under this Section 6(e), the Company shall take all necessary actions (including filing any required supplemental prospectus) to restore the effectiveness of the applicable Registration Statement and the ability of the Investors to publicly resell their Registrable Securities pursuant to such effective Registration Statement.
          (f) The Company shall not, from the date hereof until the Effective Date, prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than any registration statement or post-effective amendment to a registration statement (or supplement thereto) relating to the Company’s employee benefit plans registered on Form S-8.
          6.2 Registration Procedures. In connection with the Company’s registration obligations hereunder, the Company shall:
          (a) Not less than three Trading Days prior to the filing of the initial Registration Statement and any numbered pre-effective amendment to the Registration Statement, furnish via email to those Investors who have supplied the Company with email addresses copies of drafts of such initial Registration Statement or such pre-effective amendment (for purposes of clarification, excluding any periodic, current or other filing incorporated by reference into such Registration Statement or pre-effective amendment), as applicable.
          (b) (i) Subject to Section 6.1(e), prepare and file with the SEC such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective, as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the SEC such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible (except to the extent that the Company reasonably requires additional time to respond to accounting comments), to any comments received from the SEC with respect to the Registration Statement or any amendment thereto; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Investors thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.
          (c) Upon the request of any Investor, notify such Investor as promptly as reasonably possible, of any of the following events: (i)  any Registration Statement or any post-effective amendment is declared effective; (ii) the SEC or any other Federal or state governmental authority requests any amendment or supplement to any Registration Statement or Prospectus or requests additional information related thereto; (iii) the SEC issues any stop order suspending the effectiveness of any Registration Statement or initiates any Proceedings for that purpose; (iv) the Company receives notice of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any Proceeding for such purpose; or (v) the financial statements included in any Registration Statement become ineligible for inclusion therein or any Registration Statement or Prospectus or other document contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
          (d) Use its commercially reasonable efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of any Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as possible.
          (e) If requested by an Investor, provide such Investor without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the SEC.
          (f) Promptly deliver to each Investor, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Investors in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto to the extent permitted by federal and state securities laws and regulations.
          (g) (i)  Prepare and file with such Trading Market an additional shares listing application covering all of the Registrable Securities; (ii) take all steps necessary to cause such Common Shares to be approved for listing on each Trading Market as soon as possible thereafter; and (iii) except as a result of the Excluded Events, during the Effectiveness Period, use commercially reasonable efforts to maintain the listing of such Common Shares on each such Trading Market or another Eligible Market.
          (h) Prior to any public offering of Registrable Securities, use commercially reasonable efforts to register or qualify or cooperate with the selling Investors in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Investor requests in writing, to keep each such registration or qualification (or exemption therefrom) effective for so long as required, but not to exceed the duration of the Effectiveness Period, and to do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.
          (i) Cooperate with the Investors to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by this Agreement and under law, of all restrictive legends, and to enable such certificates to be in such denominations and registered in such names as any such Investors may reasonably request.
          (j) Upon the occurrence of any event described in Section 6.2(c)(v), as promptly as reasonably possible, except as permitted by Section 6.1(e) in the event of the suspension of sales under the Registration Statement, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
          (k) Cooperate with any reasonable due diligence investigation undertaken by the Investors in connection with the sale of Registrable Securities, including, without limitation, by making available documents and information; provided that the Company will not deliver or make available to any Investor material, nonpublic information unless such Investor requests in advance in writing to receive material, nonpublic information and agrees to keep such information confidential.
          (l) Comply with all rules and regulations of the SEC applicable to the registration of the Securities.
          (m) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of the Investors or to make any Event Payments set forth in Section 6.1(d) to such Investors that such Investors furnish to the Company the information specified in Exhibits B-1, B-2 and B-3 hereto and such other information regarding itself, the Registrable Securities and other shares of Common Stock held by it and the intended method of disposition of the Registrable Securities held by it (if different from the Plan of Distribution set forth on Exhibit D hereto) as shall be reasonably required to effect the registration of such Registrable Securities and shall complete and execute such documents in connection with such registration as the Company may reasonably request.
          6.3 Registration Expenses. The Company shall pay all fees and expenses incident to the performance of or compliance with Article VI of this Agreement by the Company, including without limitation (a) all registration and filing fees and expenses, including without limitation those related to filings with the SEC, any Trading Market and in connection with applicable state securities or Blue Sky laws, (b) printing expenses (including without limitation expenses of printing certificates for Registrable Securities), (c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel for the Company, (e) fees and expenses of the placement agent, Lazard Freres & Co. LLC, and (f) all listing fees to be paid by the Company to the Trading Market.
          6.4 Indemnification
          (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Investor, the officers, directors, partners, members, agents and employees of each of them, each Person who controls any such Investor (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all Losses as incurred, arising out of or relating to (i) any material breach of any representation or warranty made by the Company in the Transaction Documents or in any other certificate, instrument or document contemplated hereby or thereby, or (ii) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of Company prospectus or in any amendment or supplement thereto or in any Company preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (A) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Investor furnished in writing to the Company by such Investor for use therein, or to the extent that such information relates to such Investor or such Investor’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved by such Investor in writing expressly for use in the Registration Statement, or (B) with respect to any prospectus, if the untrue statement or omission of material fact contained in such prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, if such corrected prospectus was timely made available by the Company to the Investor, and the Investor seeking indemnity hereunder was advised in writing not to use the incorrect prospectus prior to the use giving rise to Losses.

          (b) Indemnification by Investors. Each Investor shall, severally and not jointly, indemnify and hold harmless the Company and its directors, officers, agents and employees to the fullest extent permitted by applicable law, from and against all Losses arising solely out of any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising out of or relating to any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, but only to the extent that (i) such untrue statements or omissions are based solely upon information regarding such Investor furnished to the Company by such Investor in writing expressly for use therein, or to the extent that such information relates to such Investor or such Investor’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Investor expressly for use in the Registration Statement (it being understood that the information provided by the Investor to the Company in Exhibits B-1, B-2 and B-3 and the Plan of Distribution set forth on Exhibit D, as the same may be modified by such Investor and other information provided by the Investor to the Company in or pursuant to the Transaction Documents constitutes information reviewed and expressly approved by such Investor in writing expressly for use in the Registration Statement), such Prospectus or such form of prospectus or in any amendment or supplement thereto. In no event shall the liability of any selling Investor hereunder be greater in amount than the dollar amount of the net proceeds received by such Investor upon the sale of the Registrable Securities giving rise to such indemnification obligation.
          (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.
          An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of separate counsel shall be at the expense of the Indemnifying Party). It shall be understood, however, that the Indemnifying Party shall not, in connection with any one such Proceeding (including separate Proceedings that have been or will be consolidated before a single judge) be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties, which firm shall be appointed by a majority of the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.
          All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within 20 Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).
          (d) Contribution. If a claim for indemnification under Sections 6.4(a) or  (b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 6.4(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.
          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.4(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6.4(d), no Investor shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Investor from the sale of the Registrable Securities subject to the Proceeding exceed the amount of any damages that such Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
     The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.
     6.5 Dispositions. Each Investor agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement and shall sell its Registrable Securities in accordance with the Plan of Distribution set forth in the Prospectus. Each Investor further agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Sections 6.2(c)(iii), (iv) or (v) or pursuant to a notice under Section 6.1(e), such Investor will discontinue disposition of such Registrable Securities under the Registration Statement until such Investor is advised in writing by the Company that the use of the Prospectus, or amended Prospectus, as applicable, may be resumed. The Company may provide appropriate stop orders to enforce the provisions of this paragraph. Each Investor, severally and not jointly with the other Investors, agrees that the removal of the restrictive legend from certificates representing Securities as set forth in Section 4.1 is predicated upon the Company’s reliance that the Investor will comply with the provisions of this subsection. Both the Company and the Transfer Agent, and their respective directors, officers, employees and agents, may rely on this subsection.
     6.6 No Piggyback on Registrations. Neither the Company nor any of its security holders (other than the Investors in such capacity pursuant hereto and the Excluded Investors) may include securities of the Company in the Registration Statement other than the Registrable Securities.
ARTICLE VII
MISCELLANEOUS
     7.1 Termination. This Agreement may be terminated by the Company or any Investor, by written notice to the other parties, if the Closing has not been consummated by the third Trading Day following the date of this Agreement; provided that no such termination will affect the right of any party to sue for any breach by the other party (or parties).
     7.2 Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of the applicable Securities.
     7.3 Entire Agreement. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, the Company will execute and deliver to the Investors such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.
     7.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or email address specified in this Section 7 prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or email address specified in this Section 7 on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of deposit with a nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses, facsimile numbers and email addresses for such notices and communications are those set forth on the signature pages hereof, or such other address or facsimile number as may be designated in writing hereafter, in the same manner, by any such Person.
     7.5 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each of the Investors or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Investors under Article VI may be given by Investors holding at least a majority of the Registrable Securities to which such waiver or consent relates.
     7.6 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.
     7.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investors. Any Investor may assign its rights under this Agreement to any Person to whom such Investor assigns or transfers any Securities, provided (i) such transferor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company after such assignment, (ii) the Company is furnished with written notice of (x) the name and address of such transferee or assignee and (y) the Registrable Securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (iv) such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the “Investors” and (v) such transfer shall have been made in accordance with the applicable requirements of this Agreement and with all laws applicable thereto.
     7.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that each Indemnified Party is an intended third party beneficiary of Section 6.4 and (in each case) may enforce the provisions of such Section directly against the parties with obligations thereunder.
     7.9 Governing Law; Venue; Waiver of Jury Trial. THE CORPORATE LAWS OF THE STATE OF DELAWARE SHALL GOVERN ALL ISSUES CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS STOCKHOLDERS. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE COMPANY AND INVESTORS HEREBY IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN FOR THE ADJUDICATION OF ANY DISPUTE BROUGHT BY THE COMPANY OR ANY INVESTOR HEREUNDER, IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVE, AND AGREE NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE COMPANY OR ANY INVESTOR, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, OR THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY AND INVESTORS HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.
     7.10 Survival. The representations and warranties, agreements and covenants contained herein shall survive the Closing for a period of one year after the Closing Date.
     7.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or email attachment, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or email-attached signature page were an original thereof.
     7.12 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.
     7.13 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company for any losses in connection therewith or, if required by the Transfer Agent, a bond in such form and amount as is reasonably required by the Transfer Agent. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities. If a replacement certificate or instrument evidencing any Securities is requested due to mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of such replacement Securities.
     7.14 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Investors and the Company will be entitled to seek specific performance under the Transaction Documents.
     7.15 Payment Set Aside. To the extent that the Company makes a payment or payments to any Investor hereunder or any Investor enforces or exercises its rights hereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company by a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.
     7.16 Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference in any Transaction Document to a number of shares or a price per share shall be amended to appropriately account for such event.
     7.17 Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Documents. The decision of each Investor to purchase Securities pursuant to this Agreement has been made by such Investor independently of any other Investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Investor or by any agent or employee of any other Investor, and no Investor or any of its agents or employees shall have any liability to any other Investor (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no other Investor will be acting as agent of such Investor in connection with monitoring its investment hereunder. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any Proceeding for such purpose.
[SIGNATURE PAGES TO FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

SGX PHARMACEUTICALS, INC.

By:	/s/ W. Todd Myers

Name:	W. Todd Myers
Title:	Chief Financial Officer

Address for Notice:

10505 Roselle Street
San Diego, CA 92121
Facsimile No. (858) 558-4859
Telephone No. (858) 558-4850
Attn: W. Todd Myers, Chief Financial Officer

With a copy to:

Cooley Godward Kronish LLP
4401 Eastgate Mall
San Diego, CA 92121
Facsimile: (858) 550-6420
Telephone: (858) 550-6000
Attn: Frederick T. Muto, Esq.
COMPANY SIGNATURE PAGE

Investor Signature Page
     By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of November 19, 2007 (the “Purchase Agreement”) by and among SGX Pharmaceuticals, Inc. and the Investors (as defined therein), as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor: STICHTING PENSIOENFONDS ABP
By:	/s/ Samuel D. Isaly
	Name:	Samuel D. Isaly
	Title:	Managing Partner

Address:		OrbiMed Advisors LLC
767 Third Ave, 30th Floor
New York, NY 10017

Telephone No.: (212) 739-6400
Facsimile No.: (212) 739-6444
Email Address: kanareka@orbimed.com
Number of Shares: 670,000
Number of Warrants: 201,000
Aggregate Purchase Price: $3,388,525
Delivery Instructions (if different than above):

c/o:

Address:

Telephone No.:

Facsimile No. :

Other Special Instructions:

Exhibits:
A	Form of Warrant
B	Instruction Sheet for Investors
C	Opinion of Company Corporate Counsel
D	Plan of Distribution
E	Company Transfer Agent Instructions

Investor Signature Page
     By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of November 19, 2007 (the “Purchase Agreement”) by and among SGX Pharmaceuticals, Inc. and the Investors (as defined therein), as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.
Name of Investor:

CADUCEUS CAPITAL II, L.P.
By:	/s/ Samuel D. Isaly
	Name:	Samuel D. Isaly
	Title:	Managing Partner

Address:	OrbiMed Advisors LLC
767 Third Ave, 30th Floor
New York, NY 10017

Telephone No.:	(212) 739-6400
Facsimile No.:	(212) 739-6444
Email Address:	kanareka@orbimed.com
Number of Shares:	400,000
Number of Warrants:	120,000
Aggregate Purchase Price:	$2,023,000
Delivery Instructions (if different than above):

c/o:

Address:

Telephone No.:

Facsimile No. :

Other Special Instructions:

Exhibits:
A	Form of Warrant
B	Instruction Sheet for Investors
C	Opinion of Company Corporate Counsel
D	Plan of Distribution
E	Company Transfer Agent Instructions

Investor Signature Page
     By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of November 19, 2007 (the “Purchase Agreement”) by and among SGX Pharmaceuticals, Inc. and the Investors (as defined therein), as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor: CADUCEUS CAPITAL MASTER FUND LIMITED
By:	/s/ Samuel D. Isaly
	Name:	Samuel D. Isaly
	Title:	Managing Partner

Address:		OrbiMed Advisors LLC
767 Third Ave, 30th Floor
New York, NY 10017

Telephone No.: (212) 739-6400
Facsimile No.: (212) 739-6444
Email Address: kanareka@orbimed.com
Number of Shares: 630,000
Number of Warrants: 189,000
Aggregate Purchase Price: $3,186,225
Delivery Instructions (if different than above):

c/o:

Address:

Telephone No.:

Facsimile No. :

Other Special Instructions:

Exhibits:
A	Form of Warrant
B	Instruction Sheet for Investors
C	Opinion of Company Corporate Counsel
D	Plan of Distribution
E	Company Transfer Agent Instructions

Investor Signature Page
     By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of November 19, 2007 (the “Purchase Agreement”) by and among SGX Pharmaceuticals, Inc. and the Investors (as defined therein), as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.
Name of Investor:

UBS EUCALYPTUS FUND, L.L.C.
By:	/s/ Samuel D. Isaly
	Name:	Samuel D. Isaly
	Title:	Managing Partner

Address:		OrbiMed Advisors LLC
767 Third Ave, 30th Floor
New York, NY 10017

Telephone No.: (212) 739-6400
Facsimile No.: (212) 739-6444
Email Address: kanareka@orbimed.com
Number of Shares: 370,000
Number of Warrants: 111,000
Aggregate Purchase Price: $1,871,275
Delivery Instructions (if different than above):

c/o:

Address:

Telephone No.:

Facsimile No. :

Other Special Instructions:

Exhibits:
A	Form of Warrant
B	Instruction Sheet for Investors
C	Opinion of Company Corporate Counsel
D	Plan of Distribution
E	Company Transfer Agent Instructions

Investor Signature Page
     By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of November 19, 2007 (the “Purchase Agreement”) by and among SGX Pharmaceuticals, Inc. and the Investors (as defined therein), as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor: PW EUCALYPTUS FUND, LTD.
By:	/s/ Samuel D. Isaly
	Name:	Samuel D. Isaly
	Title:	Managing Partner

Address:		OrbiMed Advisors LLC
767 Third Ave, 30th Floor
New York, NY 10017

Telephone No.: (212) 739-6400
Facsimile No.: (212) 739-6444
Email Address: kanareka@orbimed.com
Number of Shares: 45,000
Number of Warrants: 13,500
Aggregate Purchase Price: $227,587.50
Delivery Instructions (if different than above):

c/o:

Address:

Telephone No.:

Facsimile No. :

Other Special Instructions:

Exhibits:
A	Form of Warrant
B	Instruction Sheet for Investors
C	Opinion of Company Corporate Counsel
D	Plan of Distribution
E	Company Transfer Agent Instructions

Investor Signature Page
     By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of November 19, 2007 (the “Purchase Agreement”) by and among SGX Pharmaceuticals, Inc. and the Investors (as defined therein), as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor: SUMMER STREET LIFE SCIENCES HEDGE FUND INVESTORS LLC
By:	/s/ Samuel D. Isaly
	Name:	Samuel D. Isaly
	Title:	Managing Partner

Address:		OrbiMed Advisors LLC
767 Third Ave, 30th Floor
New York, NY 10017

Telephone No.: (212) 739-6400
Facsimile No.: (212) 739-6444
Email Address: kanareka@orbimed.com
Number of Shares: 160,000
Number of Warrants: 48,000
Aggregate Purchase Price: $809,200
Delivery Instructions (if different than above):

c/o:

Address:

Telephone No.:

Facsimile No. :

Other Special Instructions:

Exhibits:
A	Form of Warrant
B	Instruction Sheet for Investors
C	Opinion of Company Corporate Counsel
D	Plan of Distribution
E	Company Transfer Agent Instructions

Investor Signature Page
     By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of November 19, 2007 (the “Purchase Agreement”) by and among SGX Pharmaceuticals, Inc. and the Investors (as defined therein), as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.
Name of Investor:

BIOMEDICAL VALUE FUND, L.P.
By:	/s/ David P. Gerber
	Name:	David P. Gerber
	Title:	Chief Financial Officer

Address:	165 Mason St., 3rd Fl.
Greenwich, CT 06830

Telephone No.:	(203) 971-3300
Facsimile No.:	(203) 971-3320
Email Address:	dgerber@gppfunds.com
Number of Shares:	664,360
Number of Warrants:	199,308
Aggregate Purchase Price:	$3,360,000.70
Delivery Instructions (if different than above):

c/o:

Address:

Telephone No.:

Facsimile No. :

Other Special Instructions:

Exhibits:
A	Form of Warrant
B	Instruction Sheet for Investors
C	Opinion of Company Corporate Counsel
D	Plan of Distribution
E	Company Transfer Agent Instructions

Investor Signature Page
     By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of November 19, 2007 (the “Purchase Agreement”) by and among SGX Pharmaceuticals, Inc. and the Investors (as defined therein), as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.
Name of Investor:

BIOMEDICAL OFFSHORE VALUE FUND, LP
By:	/s/ David P. Gerber
	Name:	David P. Gerber
	Title:	Chief Financial Officer

Address:	165 Mason St., 3rd Fl.
Greenwich, CT 06830

Telephone No.:	(203) 971-3300
Facsimile No.:	(203) 971-3320
Email Address:	dgerber@gppfunds.com
Number of Shares:	521,997
Number of Warrants:	156,599
Aggregate Purchase Price:	$2,639,999.83
Delivery Instructions (if different than above):

c/o:

Address:

Telephone No.:

Facsimile No. :

Other Special Instructions:

Exhibits:
A	Form of Warrant
B	Instruction Sheet for Investors
C	Opinion of Company Corporate Counsel
D	Plan of Distribution
E	Company Transfer Agent Instructions

Investor Signature Page
     By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of November 19, 2007 (the “Purchase Agreement”) by and among SGX Pharmaceuticals, Inc. and the Investors (as defined therein), as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor: DAFNA LIFESCIENCE MARKET NEUTRAL LTD.
By:	/s/ Mandana Hedayat, CFA
	Name:	Mandana Hedayat, CFA
	Title:	CCO of Investment Manager, DAFA Capital Management, LLC, on behalf of DAFNA Life Science Market Neutral Ltd.

Address:		c/o DAFNA Capital Management, LLC
10990 Wilshire Blvd., Suite 1400
Los Angeles, CA 90024

Telephone No.: (310) 724-5800
Facsimile No.: (203) 481-0722
Email Address: mhedayat@dafnacapital.com
Number of Shares: 70,200
Number of Warrants: 21,060
Aggregate Purchase Price: $355,036.50
Delivery Instructions (if different than above):

c/o:

Address:

Telephone No.:

Facsimile No. :

Other Special Instructions:

Exhibits:
A	Form of Warrant
B	Instruction Sheet for Investors
C	Opinion of Company Corporate Counsel
D	Plan of Distribution
E	Company Transfer Agent Instructions

Investor Signature Page
     By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of November 19, 2007 (the “Purchase Agreement”) by and among SGX Pharmaceuticals, Inc. and the Investors (as defined therein), as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor: DAFNA LIFESCIENCE LTD.
By:	/s/ Mandana Hedayat, CFA
	Name:	Mandana Hedayat, CFA
	Title:	CCO of Investment Manager, DAFA Capital Management, LLC, on behalf of DAFNA Life Science Ltd.

Address:		c/o DAFNA Capital Management, LLC
10990 Wilshire Blvd., Suite 1400
Los Angeles, CA 90024

Telephone No.: (310) 724-5800
Facsimile No.: (203) 481-0722
Email Address: mhedayat@dafnacapital.com
Number of Shares: 77,200
Number of Warrants: 23,160
Aggregate Purchase Price: $390,439.00
Delivery Instructions (if different than above):

c/o:

Address:

Telephone No.:

Facsimile No. :

Other Special Instructions:

Exhibits:
A	Form of Warrant
B	Instruction Sheet for Investors
C	Opinion of Company Corporate Counsel
D	Plan of Distribution
E	Company Transfer Agent Instructions

Investor Signature Page
     By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of November 19, 2007 (the “Purchase Agreement”) by and among SGX Pharmaceuticals, Inc. and the Investors (as defined therein), as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor: DAFNA LIFESCIENCE SELECT LTD.
By:	/s/ Mandana Hedayat, CFA
	Name:	Mandana Hedayat, CFA
	Title:	CCO of Investment Manager, DAFA Capital Management, LLC, on behalf of DAFNA Life Science Select Ltd.

Address:		c/o DAFNA Capital Management, LLC 10990 Wilshire Blvd., Suite 140 Los Angeles, CA 90024

Telephone No.: (310) 724-5800
Facsimile No.: (203) 481-0722
Email Address: mhedayat@dafnacapital.com
Number of Shares: 248,100
Number of Warrants: 74,430
Aggregate Purchase Price: $1,254,765.75
Delivery Instructions (if different than above):

c/o:

Address:

Telephone No.:

Facsimile No. :

Other Special Instructions:

Exhibits:
A	Form of Warrant
B	Instruction Sheet for Investors
C	Opinion of Company Corporate Counsel
D	Plan of Distribution
E	Company Transfer Agent Instructions

Investor Signature Page
     By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of November 19, 2007 (the “Purchase Agreement”) by and among SGX Pharmaceuticals, Inc. and the Investors (as defined therein), as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.
Name of Investor:

FIRST EAGLE VALUE IN BIOTECHNOLOGY MASTER FUND, LTD.
By:	/s/ Dan DeClue
	Name:	Dan DeClue
Title:

Address:	Natixis Bleichroeder Inc.
c/o Pat Cangiano
1345 Avenue of the Americas
New York, NY 10105

Telephone No.:	(212) 698-3270
Facsimile No.:	(212) 299-4332
Email Address:	patrick.cangiano@blr.natixis.com
Number of Shares:	138,408
Number of Warrants:	41,522
Aggregate Purchase Price:	$699,998.46
Delivery Instructions (if different than above):

c/o:	Alex Lee /Tim Connolly
Address:	1345 Avenue of the Americas, New York, NY 10105
Telephone No.:	(212) 648-3265 / (212) 648-3431

Facsimile No.:	n/a
Other Special Instructions:	n/a

Exhibits:
A	Form of Warrant
B	Instruction Sheet for Investors
C	Opinion of Company Corporate Counsel
D	Plan of Distribution
E	Company Transfer Agent Instructions

Investor Signature Page
     By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of November 19, 2007 (the “Purchase Agreement”) by and among SGX Pharmaceuticals, Inc. and the Investors (as defined therein), as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.
Name of Investor:

21 APRIL FUND, L.P.
By:	/s/ Michael Keller
	Name:	Michael Keller
Title:

Address:	Natixis Bleichroeder Inc.
c/o Pat Cangiano
1345 Avenue of the Americas
New York, NY 10105

Telephone No.:	(212) 698-3270
Facsimile No.:	(212) 299-4332
Email Address:	patrick.cangiano@blr.natixis.com
Number of Shares:	23,727
Number of Warrants:	7,118
Aggregate Purchase Price:	$119,999.30
     Delivery Instructions (if different than above):

c/o:	Alex Lee /Tim Connolly
Address:	1345 Avenue of the Americas, New York, NY 10105
Telephone No.:	(212) 648-3265 / (212) 648-3431

Facsimile No.:	n/a
Other Special Instructions:	n/a

Exhibits:
A	Form of Warrant
B	Instruction Sheet for Investors
C	Opinion of Company Corporate Counsel
D	Plan of Distribution
E	Company Transfer Agent Instructions

Investor Signature Page
     By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of November 19, 2007 (the “Purchase Agreement”) by and among SGX Pharmaceuticals, Inc. and the Investors (as defined therein), as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.
Name of Investor:

21 APRIL FUND, LTD.
By:	/s/ Michael Keller
	Name:	Michael Keller
Title:

Address:	Natixis Bleichroeder Inc.
c/o Pat Cangiano
1345 Avenue of the Americas
New York, NY 10105

Telephone No.:	(212) 698-3270
Facsimile No.:	(212) 299-4332
Email Address:	patrick.cangiano@blr.natixis.com
Number of Shares:	75,136
Number of Warrants:	22,541
Aggregate Purchase Price:	$380,000.32
     Delivery Instructions (if different than above):

c/o:	Alex Lee /Tim Connolly
Address:	1345 Avenue of the Americas, New York, NY 10105
Telephone No.:	(212) 648-3265 / (212) 648-3431

Facsimile No.:	n/a
Other Special Instructions:	n/a

Exhibits:
A	Form of Warrant
B	Instruction Sheet for Investors
C	Opinion of Company Corporate Counsel
D	Plan of Distribution
E	Company Transfer Agent Instructions

Investor Signature Page
     By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of November 19, 2007 (the “Purchase Agreement”) by and among SGX Pharmaceuticals, Inc. and the Investors (as defined therein), as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.
Name of Investor:

DEF ASSOCIATES — MMK
By:	/s/ Michael Keller
	Name:	Michael Keller
Title:

Address:	Natixis Bleichroeder Inc.
c/o Pat Cangiano
1345 Avenue of the Americas
New York, NY 10105

Telephone No.:	(212) 698-3270
Facsimile No.:	(212) 299-4332
Email Address:	patrick.cangiano@blr.natixis.com
Number of Shares:	98,864
Number of Warrants:	29,660
Aggregate Purchase Price:	$500,004.68
Delivery Instructions (if different than above):

c/o:	Alex Lee /Tim Connolly
Address:	1345 Avenue of the Americas, New York, NY 10105
Telephone No.:	(212) 648-3265 / (212) 648-3431

Facsimile No. :	n/a
Other Special Instructions:	n/a

Exhibits:
A	Form of Warrant
B	Instruction Sheet for Investors
C	Opinion of Company Corporate Counsel
D	Plan of Distribution
E	Company Transfer Agent Instructions

Investor Signature Page
     By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of November 19, 2007 (the “Purchase Agreement”) by and among SGX Pharmaceuticals, Inc. and the Investors (as defined therein), as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.
Name of Investor:

FIRST EAGLE CONTRARIAN VALUE MASTER FUND, LTD.
By:	/s/ Dan DeClue
	Name:	Dan DeClue
Title:

Address:	Natixis Bleichroeder Inc.
c/o Pat Cangiano
1345 Avenue of the Americas
New York, NY 10105

Telephone No.:	(212) 698-3270
Facsimile No.:	(212) 299-4332
Email Address:	patrick.cangiano@blr.natixis.com
Number of Shares:	29,659
Number of Warrants:	8,897
Aggregate Purchase Price:	$150,000.39
Delivery Instructions (if different than above):

c/o:	Alex Lee /Tim Connolly
Address:	1345 Avenue of the Americas, New York, NY 10105
Telephone No.:	(212) 648-3265 / (212) 648-3431

Facsimile No. :	n/a
Other Special Instructions:	n/a

Exhibits:
A	Form of Warrant
B	Instruction Sheet for Investors
C	Opinion of Company Corporate Counsel
D	Plan of Distribution
E	Company Transfer Agent Instructions

Investor Signature Page
     By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of November 19, 2007 (the “Purchase Agreement”) by and among SGX Pharmaceuticals, Inc. and the Investors (as defined therein), as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor: FIRST EAGLE VALUE IN BIOTECHNOLOGY FUND, L.P.
By:	/s/ Dan DeClue
	Name:	Dan DeClue
Title:

Address:		Natixis Bleichroeder Inc. c/o Pat Cangiano 1345 Avenue of the Americas New York, NY 10105

Telephone No.: (212) 698-3270
Facsimile No.: (212) 299-4332
Email Address: patrick.cangiano@blr.natixis.com
Number of Shares: 29,658
Number of Warrants: 8,897
Aggregate Purchase Price: $149,995.34
Delivery Instructions (if different than above):

c/o:	Alex Lee /Tim Connolly
Address:	1345 Avenue of the Americas, New York, NY 10105
Telephone No.:	(212) 648-3265 / (212) 648-3431

Facsimile No. :	n/a
Other Special Instructions:	n/a

Exhibits:
A	Form of Warrant
B	Instruction Sheet for Investors
C	Opinion of Company Corporate Counsel
D	Plan of Distribution
E	Company Transfer Agent Instructions

Investor Signature Page
     By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of November 19, 2007 (the “Purchase Agreement”) by and among SGX Pharmaceuticals, Inc. and the Investors (as defined therein), as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor: INNOVIS INVESTMENTS
By:	/s/ Hans Peter Bissinger
	Name:	Hans Peter Bissinger
	Title:	General Partner

Address:		2603 Main Street, Suite 1150 Irvine, CA 92614

Telephone No.: (714) 417-9569
Facsimile No.: (714) 417-9161
Email Address: peter@i2rc.com
Number of Shares: 395,452
Number of Warrants: 118,635
Aggregate Purchase Price: $1,999,998.49
Delivery Instructions (if different than above):

c/o:	Hans Peter Bissinger
Address:	1872 La Cuesta Drive
Lemon Heights, CA 92705
Telephone No.:	(714) 417-9569

Facsimile No. :

Other Special Instructions:

Exhibits:
A	Form of Warrant
B	Instruction Sheet for Investors
C	Opinion of Company Corporate Counsel
D	Plan of Distribution
E	Company Transfer Agent Instructions

Investor Signature Page
     By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of November 19, 2007 (the “Purchase Agreement”) by and among SGX Pharmaceuticals, Inc. and the Investors (as defined therein), as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor: CAPITAL VENTURES INTERNATIONAL
By:	Heights Capital Management, Inc., its
authorized agent

By:	/s/ Martin Kobinger
	Name:	Martin Kobinger
	Title:	Investment Manager

Address:		c/o Heights Capital Management 101 California Street, Suite 3250 San Francisco, CA 94111
Telephone No.: (415) 403-6500
Facsimile No.: (415) 403-6525
Email Address: Martin.Kobinger@sig.com
Number of Shares: 195,393
Number of Warrants: 58,617
Aggregate Purchase Price: $988,200.10
Delivery Instructions (if different than above):

c/o:

Address:

Telephone No.:

Facsimile No. :

Other Special Instructions:

Exhibits:
A	Form of Warrant
B	Instruction Sheet for Investors
C	Opinion of Company Corporate Counsel
D	Plan of Distribution
E	Company Transfer Agent Instructions

Investor Signature Page
     By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of November 19, 2007 (the “Purchase Agreement”) by and among SGX Pharmaceuticals, Inc. and the Investors (as defined therein), as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor: CAMBER CAPITAL FUND L.P.
By:	/s/ Steven R. DuBois
	Name:	Steven R. DuBois
	Title:	Managing Member; General Partner, Camber Capital Partners LLC

Address:		575 Boylston, 4th Fl. Boston, MA 02116
Telephone No.: (617) 733-1877
Facsimile No.: (617) 224 -1769
Email Address: sdubois@cambercapital.com
Number of Shares: 100,000
Number of Warrants: 30,000
Aggregate Purchase Price: $505,750.
Delivery Instructions (if different than above):

c/o:	Kent Huang, Goldman Sachs & Co
Address:	One New York Plaza, 44th Plaza
New York, NY 10004
Telephone No.:	(212) 357-5363

Facsimile No. :	n/a
Other Special Instructions:	n/a

Exhibits:
A	Form of Warrant
B	Instruction Sheet for Investors
C	Opinion of Company Corporate Counsel
D	Plan of Distribution
E	Company Transfer Agent Instructions

Facsimile No. :

Other Special Instructions:

     Exhibits:
     A            Form of Warrant
     B            Instruction Sheet for Investors
     C            Opinion of Company Corporate Counsel
     D            Plan of Distribution
     E            Company Transfer Agent Instructions

SCHEDULE OF INVESTORS

Investors	Purchase Price	Common Shares	Warrant Shares
Stichting Pensioenfonds ABP	$3,388,525.00	670,000	201,000
Caduceus Capital Master Fund Limited	$3,186,225.00	630,000	189,000
Caduceus Capital II, L.P.	$2,023,000.00	400,000	120,000
UBS Eucalyptus Fund, L.L.C.	$1,871,275.00	370,000	111,000
PW Eucalyptus Fund, Ltd.	$227,587.50	45,000	13,500
Summer Street Life Sciences Hedge Fund Investors LLC	$809,200.00	160,000	48,000
Biomedical Value Fund, L.P.	$3,360,000.70	664,360	199,308
Biomedical Offshore Value Fund, L.P.	$2,639,999.83	521,997	156,599
DAFNA LifeScience Market Neutral Ltd.	$355,036.50	70,200	21,060
DAFNA LifeScience Ltd.	$390,439.00	77,200	23,160
DAFNA LifeScience Select Ltd.	$1,254,765.75	248,100	74,430
First Eagle Value in Biotechnology Master Fund, Ltd.	$699,998.46	138,408	41,522
21 April Fund, L.P.	$119,999.30	23,727	7,118
21 April Fund, Ltd.	$380,000.32	75,136	22,541
DEF Associates — MMK	$500,004.68	98,864	29,660
First Eagle Contrarian Value Master Fund, Ltd.	$150,000.39	29,659	8,897
First Eagle Value in Biotechnology Fund, L.P.	$149,995.34	29,658	8,897
Innovis Investments	$1,999,998.49	395,452	118,635
Capital Ventures International by: Heights Capital Management, Inc.	$988,200.10	195,393	58,617
Camber Capital Fund L.P.	$505,750.00	100,000	30,000
Total:	$25,000,001.36	4,943,154	1,482,944

Exhibit A
FORM OF WARRANT

Exhibit B
INSTRUCTION SHEET FOR INVESTOR
(to be read in conjunction with the entire Securities Purchase Agreement)
A.	Complete the following items in the Securities Purchase Agreement:
1.	Complete and execute the Investor Signature Page. The Agreement must be executed by an individual authorized to bind the Investor.

2.	Exhibit B-1 — Stock Certificate Questionnaire:
Provide the information requested by the Stock Certificate Questionnaire.
3.	Exhibit B-2 — Registration Statement Questionnaire:
Provide the information requested by the Registration Statement Questionnaire.
4.	Exhibit B-3 — Investor Certificate:
Provide the information requested by the Investor Certificate. Please indicate whether the Investor is a Qualified Institutional Buyer under Rule 144A(a) under the Securities Act.
5.	Return, via facsimile or .pdf, the signed Securities Purchase Agreement including the properly completed Exhibits B-1 through B-3, to:
Facsimile: (858) 550-6420
Telephone: (858) 550-6019
Attn: Christopher Sandor
Email: csandor@cooley.com
6.	After completing instruction number five (5) above, deliver the original signed Securities Purchase Agreement including the properly completed Exhibits B-1 through B-3 to:
Address:  Attention Christopher Sandor
Cooley Godward Kronish LLP
4401 Eastgate Mall
San Diego, CA 92121
B.	Instructions regarding the wire transfer of funds for the purchase of the Securities will be telecopied to the Investor by the Company at a later date.

Exhibit B-1
SGX PHARMACEUTICALS, INC.
STOCK CERTIFICATE QUESTIONNAIRE

Please provide us with the following information:

1.	The exact name that the Securities are to be registered in (this is the name that will appear on the stock and warrant certificate(s)). You may use a nominee name if appropriate:

2.	The relationship between the Investor of the Securities and the Registered Holder listed in response to item 1 above:

3.	The mailing address, telephone and telecopy number and email address of the Registered Holder listed in response to item 1 above (also include the name of the appropriate contact person for the Registered Holders):

4.	The Tax Identification Number of the Registered Holder listed in response to item 1 above:

Exhibit B-2
SGX PHARMACEUTICALS, INC.
REGISTRATION STATEMENT QUESTIONNAIRE
     In connection with the Registration Statement, please provide us with the following information regarding the Investor.
1. Please state your organization’s name exactly as it should appear in the Registration Statement:

Except as set forth below, your organization does not hold any equity securities of the Company on behalf of another person or entity.
     State any exceptions here:

     If the Investor is not a natural person, please identify the natural person or persons who will have voting and investment control over the Securities owned by the Investor and state whether such person(s) disclaim(s) beneficial ownership of the Securities:

2. Address of your organization:

Telephone:

Fax:

Contact Person:

3. Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates? (Include any relationships involving you or any of your affiliates, officers, directors, or principal equity holders (5% or more) that has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.)
                                Yes                                     No
     If yes, please indicate the nature of any such relationship below:
4. Are you the beneficial owner of any other securities of the Company? (Include any equity securities that you beneficially own or have a right to acquire within 60 days after the date hereof, and as to which you have sole voting power, shared voting power, sole investment power or shared investment power.)
                                Yes                                     No
     If yes, please describe the nature and amount of such ownership as of a recent date.
5. Except as set forth below, you wish that all the shares of the Company’s common stock beneficially owned by you or that you have the right to acquire from the Company be offered for your account in the Registration Statement.
     State any exceptions here:
6. Have you made or are you aware of any arrangements relating to the distribution of the shares of the Company pursuant to the Registration Statement?
                                Yes                                     No
     If yes, please describe the nature and amount of such arrangements.

7. NASD Matters
     (a) State below whether (i) you or any associate or affiliate of yours are a member of the NASD, a controlling shareholder of an NASD member, a person associated with a member, a direct or indirect affiliate of a member, or an underwriter or related person with respect to the proposed offering; (ii) you or any associate or affiliate of yours owns any stock or other securities of any NASD member not purchased in the open market; or (iii) you or any associate or affiliate of yours has made any outstanding subordinated loans to any NASD member. If you are a general or limited partnership, a no answer asserts that no such relationship exists for you as well as for each of your general or limited partners.

Yes:	No:

If “yes,” please identify the NASD member and describe your relationship, including, in the case of a general or limited partner, the name of the partner:
If you answer “no” to Question 7(a), you need not respond to Question 7(b).
          (b) State below whether you or any associate or affiliate of yours has been an underwriter, or a controlling person or member of any investment banking or brokerage firm which has been or might be an underwriter for securities of the Corporation or any affiliate thereof including, but not limited to, the common stock now being registered.

Yes:	No:

If “yes,” please identify the NASD member and describe your relationship, including, in the case of a general or limited partner, the name of the partner.
8. Are you a broker or a dealer or an affiliate of a broker or a dealer? See the appropriate SEC definitions of “broker,” “dealer,” and “affiliate” below.
___________ Yes            ________________ No

     If yes, please indicate the nature of any such relationship below:

     If you are an affiliate of a broker-dealer, please confirm that BOTH of the following are true:
     • You purchased the shares which are covered by the Registration Statement in the ordinary course of business as an affiliate of a broker-dealer; and
     • At the time you acquired the shares or other securities which are covered by the Registration Statement, you had no agreement or understanding, directly or indirectly, with any person to distribute such securities.
____ Both are TRUE       ___ Either of the above are NOT TRUE
     Affiliate. A person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under control with a broker or dealer.
     Broker. Any person engaged in the business of effecting transactions in securities for the account of others.
     Dealer. Any person engaged in the business of buying or selling securities for such person’s own account through a broker or otherwise.

ACKNOWLEDGEMENT
     The undersigned hereby agrees to notify the Company promptly of any changes in the foregoing information which should be made as a result of any developments, including the passage of time. The undersigned also agrees to provide the Company and the Company’s counsel any and all such further information regarding the undersigned promptly upon request in connection with the preparation, filing, amending, and supplementing of the Registration Statement (or any prospectus contained therein). The undersigned hereby consents to the use of all such information in the Registration Statement.
     The undersigned understands and acknowledges that the Company will rely on the information set forth herein for purposes of the preparation and filing of the Registration Statement.
     The undersigned understands that the undersigned may be subject to serious civil and criminal liabilities if the Registration Statement, when it becomes effective, either contains an untrue statement of a material fact or omits to state a material fact required to be stated in the Registration Statement or necessary to make the statements in the Registration Statement not misleading. The undersigned represents and warrants that all information it provides to the Company and its counsel is currently accurate and complete and will be accurate and complete at the time the Registration Statement becomes effective and at all times subsequent thereto, and agrees during the Effectiveness Period and any additional period in which the undersigned is making sales of Shares under and pursuant to the Registration Statement, and agrees during such periods to notify the Company immediately of any misstatement of a material fact in the Registration Statement, and of the omission of any material fact necessary to make the statements contained therein not misleading.
     Dated:

Name

Signature

Name and Title of Signatory

Exhibit B-3
SGX PHARMACEUTICALS, INC.
CERTIFICATE FOR CORPORATE, PARTNERSHIP, LIMITED LIABILITY COMPANY,
TRUST, FOUNDATION AND JOINT INVESTORS
     If the Investor is a corporation, partnership, limited liability company, trust, pension plan, foundation, joint Investor (other than a married couple) or other entity, an authorized officer, partner, or trustee must complete, date and sign this Certificate.
CERTIFICATE
     The undersigned certifies that the representations and responses below are true and accurate:
     (a) The Investor is a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. (Please indicate by checking yes or no below)
                 Yes                            No
     (b) The Investor has been duly formed and is validly existing and has full power and authority to invest in the Company. The person signing on behalf of the undersigned has the authority to execute and deliver the Securities Purchase Agreement on behalf of the Investor and to take other actions with respect thereto.
     (c) Indicate the form of entity of the undersigned:
                          Limited Partnership
                          General Partnership
                          Limited Liability Company
                          Corporation
                          Revocable Trust (identify each grantor and indicate under what circumstances the trust is revocable by the grantor):

(Continue on a separate piece of paper, if necessary.)
                           Other type of Trust (indicate type of trust and, for trusts other than pension trusts, name the grantors and beneficiaries):

(Continue on a separate piece of paper, if necessary.)

                          Other form of organization (indicate form of organization (                                                                 ).

     (d) Indicate the approximate date the undersigned entity was formed:                                          .
     (e) In order for the Company to offer and sell the Securities in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each category applicable to you as an investor in the Company.
___	1. A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

___	2. A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

___	3. An insurance company as defined in Section 2(13) of the Securities Act;

___	4. An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

___	5. A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

___	6. A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

___	7. An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

___	8. A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

___	9. Any partnership or corporation or any organization described in Section 501(c)(3) of the Internal Revenue Code or similar business trust, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000;

___	10. A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Exchange Act;

___	11. An entity in which all of the equity owners qualify under any of the above subparagraphs. If the undersigned belongs to this investor category only, list the equity owners of the undersigned, and the investor category which each such equity owner satisfies:

(Continue on a separate piece of paper, if necessary.)
     Please set forth in the space provided below the (i) states, if any, in the U.S. in which you maintained your principal office during the past two years and the dates during which you maintained your office in each state, (ii) state(s), if any, in which you are incorporated or otherwise organized and (iii) state(s), if any, in which you pay income taxes.

Dated:                                                                 , 2007

Print Name of Investor

Name:
Title:
(Signature and title of authorized officer, partner or trustee)

Exhibit C
OPINION OF COMPANY COUNSEL

Exhibit D
PLAN OF DISTRIBUTION
     The selling stockholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock or interests in shares of common stock received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, directly or through one or more underwriters, broker-dealers or agents, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded, in the over-the-counter market, or in private transactions. These dispositions may be at fixed prices that may be changed, at market prices prevailing at the time of sale, at prices related to prevailing market prices, at varying prices determined at the time of sale or at prices otherwise negotiated. The selling stockholders will act independently of us in making decisions with respect to the timing, manner and size of each sale. After the registration statement of which this prospectus is a part has been declared effective by the SEC, the selling stockholders may sell the shares of common stock using one or more, or a combination of the following methods:
•	on the NASDAQ Global Market (or any other exchange on which the shares may be listed);

•	on the over-the-counter market;

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker or dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	short sales;

•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•	through the distribution of the common stock by any selling stockholders to its partners, members or stockholders;

•	through one or more underwritten offerings on a firm commitment or best efforts basis;

•	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.
     Any shares that qualify for sale pursuant to Rule 144 promulgated under the Securities Act may be sold under Rule 144 rather than pursuant to this prospectus.
     The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under a supplement to this prospectus under Rule 424(b) or under any applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors-in-interest as selling stockholders under this prospectus. The selling stockholders also may transfer or donate the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors-in-interest will be the selling beneficial owners for purposes of this prospectus. To the extent required, this prospectus may be amended or supplemented from time to time to describe a specific plan of distribution.
     In connection with distributions of the shares of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which institutions may, in turn, engage in short sales of shares of our common stock in the course of hedging the positions they assume with the selling stockholders. The selling stockholders may also sell the shares of our common stock short and redeliver these shares to close out the selling stockholders’ short positions provided the selling stockholders have met their prospectus delivery obligations at the time of the short sale. The selling stockholders may also loan or pledge shares of our common stock to broker-dealers or other financial institutions that may in turn sell these shares under this prospectus as supplemented. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares of our common stock offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).
     The aggregate proceeds to the selling stockholders from the sale of the shares of common stock offered by them will be the purchase price of the shares less discounts or commissions, if any. Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from the sale of the shares by the selling stockholders.

     The selling stockholders may engage brokers and dealers, and any brokers or dealers may arrange for other brokers or dealers to participate in effecting sales of the shares. These brokers, dealers or underwriters may act as principals, or as an agent of a selling stockholder. Broker-dealers may agree with a selling stockholder to sell a specified number of the shares at a stipulated price per security. If the broker-dealer is unable to sell shares acting as agent for a selling stockholder, it may purchase as principal any unsold shares at the stipulated price. Broker-dealers who acquire shares as principals may thereafter resell the shares from time to time in transactions in any stock exchange on which the shares are then listed, at prices and on terms then prevailing at the time of sale, at prices related to the then-current market price or at prices set in negotiated transactions. Broker-dealers may use block transactions and sales to and through broker-dealers, including transactions of the nature described above.
     To the extent required under the Securities Act, the aggregate amount of selling stockholders’ shares being offered and the terms of the offering, the names of any agents, brokers, dealers or underwriters and any applicable commission with respect to a particular offer will be set forth in an accompanying prospectus supplement or a post-effective amendment to the registration statement that includes this prospectus. Any underwriters, dealers, brokers or agents participating in the distribution of the shares may receive compensation in the form of underwriting discounts, concessions, commissions or fees from a selling stockholder or purchasers of selling stockholders’ shares, for whom they may act (which compensation as to a particular broker-dealer might be in excess of customary commissions).
     To the extent that any selling stockholder or any underwriter, broker-dealer or agent that participates in the sale of the shares of common stock or interests therein by a selling stockholder is deemed to be an “underwriter” within the meaning of Section 2(11) of the Securities Act, any discount, commission, concession or profit earned on any resale of the shares may be underwriting discounts and commissions under the Securities Act. To our knowledge, none of the selling stockholder writers is an “underwriter” with respect to the shares being offered hereby; however, in the event that any selling stockholder is deemed to be an “underwriter” within the meaning of Section 2(11) of the Securities Act, the selling stockholder will be subject to the prospectus delivery requirements of the Securities Act. The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act. To our knowledge and based upon information we received from the selling stockholders, each selling stockholder that is affiliated with a broker-dealer acquired the shares of common stock being registered hereunder in the ordinary course of business, and, at the time such selling stockholder acquired the shares being registered hereunder, such selling stockholder did not have any agreement or understanding, directly or indirectly, with any person to distribute such shares. To our knowledge, none of the selling stockholders received any shares as underwriting compensation.
     We will bear all of the costs, expenses and fees in connection with the registration of the shares of common stock, other than any commissions, discounts or other fees payable to broker-dealers in connection with any sale of shares, which will be borne by the selling stockholder selling such shares of common stock. We have agreed to indemnify the selling stockholders against certain liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.
     In order to comply with the securities laws of some states, if applicable, the shares of common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers. In some states the shares may not be sold unless they have been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.
     We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares of our common stock in the market and to the activities of the selling stockholders and their affiliates. These rules may limit the timing of purchases and sales of the shares by such selling stockholders. Regulation M may also restrict the ability of any person engaged in the distribution of the shares of common stock to engage in market-making activities with respect to the shares of common stock. All of the foregoing may affect the marketability of the shares of common stock and the ability of any person or entity to engage in market-making activities with respect to the shares of common stock.
     There can be no assurance that any selling stockholder will sell any or all of the shares of common stock registered pursuant to the registration statement, of which this prospectus forms a part.

Exhibit E
COMPANY TRANSFER AGENT INSTRUCTIONS
Computershare Trust Company, N.A.
1745 Gardena Avenue
Glendale, CA 91204
Attention:       William Garza, Account Representative
Ladies and Gentlemen:
     Reference is made to that certain Securities Purchase Agreement, dated as of November 19, 2007 (the “Agreement”), by and among SGX Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and the investors named on the Schedule of Investors attached thereto (collectively, the “Holders”), pursuant to which the Company is issuing to the Holders shares (the “Common Shares”) of Common Stock of the Company, par value $0.001 per share (the “Common Stock”), and Warrants (the “Warrants”), which are exercisable into shares of Common Stock.
     In connection with the consummation of the transactions contemplated by the Agreement, this letter shall serve as our irrevocable authorization and direction to you:
     (i) to issue an aggregate of 4,943,154 shares of our Common Stock in the names and denominations set forth on Annex I attached hereto. The certificates should bear the legend set forth below and “stop transfer” instructions should be placed against their subsequent transfer. Kindly deliver the certificates to the respective delivery addresses set forth on Annex I via hand delivery or overnight courier. We confirm that these shares will be validly issued, fully paid and non-assessable upon issuance.
THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION (OTHER THAN PURSUANT TO RULE 144(K)), UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE

SECURITIES ACT AND SUCH OTHER APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.
     (ii) to issue (provided that you are the transfer agent of the Company at such time) certificates for shares of Common Stock upon transfer or resale of the Common Shares and receipt by you of certificate(s) for the Common Shares so transferred or sold (duly endorsed or accompanied by stock powers duly endorsed, in each case with signatures guaranteed and otherwise in form eligible for transfer); and
     (iii) to issue (provided that you are the transfer agent of the Company at such time) shares of Common Stock upon the exercise of the Warrants (the “Warrant Shares”) to or upon the order of a Holder from time to time upon delivery to you of a properly completed and duly executed Exercise Notice, in the form attached hereto as Annex II, which has been acknowledged by the Company as indicated by the signature of a duly authorized officer of the Company thereon.
     You acknowledge and agree that so long as you have previously received (a) written confirmation from the Company that either (i) a registration statement covering resales of the Common Shares and the Warrant Shares has been declared effective by the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), or (ii) the Common Shares and the Warrant Shares are eligible for sale in conformity with Rule 144(k) under the Securities Act (“Rule 144”) and (b) if applicable, a copy of such registration statement, then, unless otherwise required by law, within three (3) business days of your receipt of certificates representing the Common Shares and the Warrant Shares, you shall issue the certificates representing the Common Shares and the Warrant Shares to the Holders or their transferees, as the case may be, registered in the names of such Holders or transferees, as the case may be, and such certificates shall not bear any legend restricting transfer of the Common Shares and the Warrant Shares thereby and should not be subject to any stop-transfer restriction; provided, however, that if such Common Shares or Warrant Shares are not registered for resale under the Securities Act or able to be sold under Rule 144, then the certificates for such Common Shares or Warrant Shares shall bear the restrictive legend set forth under paragraph (i) above. Any certificates tendered for transfer shall be endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect transfer.
     A form of written confirmation from the Company that a registration statement covering resales of the Common Shares and the Warrant Shares has been declared effective by the SEC under the Securities Act is attached hereto as Annex III. In addition, the Company will cause its counsel to provide a letter confirming the matters set forth in the first two paragraphs of the letter attached hereto as Annex III.
     Please be advised that the Holders are relying upon this letter as an inducement to enter into the Agreement and, accordingly, each Holder is a third party beneficiary to these instructions. Please also be advised that the Company is relying on the representations and covenants of each

Holder set forth in the Agreement, including without limitation that each such Holder will not sell or transfer the Warrant, the Common Shares, or the Warrant Shares without complying with the provisions of the Agreement, the Securities Act, the rules and regulations promulgated thereunder (including without limitation, without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied, as applicable) and applicable state securities laws
     Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions. Should you have any questions concerning this matter, please contact our counsel, Cooley Godward Kronish LLP, Attention: J. Patrick Loofbourrow, Esq., or Frederick T. Muto, Esq. , at (858) 550-6000.

Very truly yours, SGX PHARMACEUTICALS, INC.
By:
Name:
Title:

THE FOREGOING INSTRUCTIONS ARE
ACKNOWLEDGED AND AGREED TO
this __ day of November, 2007

Computershare Trust Company, N.A.

By:

Name:

Title:

Enclosures

ANNEX I
SCHEDULE OF INVESTORS

ANNEX II
FORM OF EXERCISE NOTICE
(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)
To:   SGX Pharmaceuticals, Inc.
The undersigned is the Holder of Warrant No.                      (the “Warrant”) issued by SGX Pharmaceuticals, Inc., a Delaware corporation (the “Company”). Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Warrant.
               (1) The Warrant is currently exercisable to purchase a total of                                          Warrant Shares.
               (2) The undersigned Holder hereby exercises its right to purchase                                          Warrant Shares pursuant to the Warrant.
               (3) The Holder intends that payment of the Exercise Price shall be made as (check one):
               ___   “Cash Exercise” under Section 10
               ___   “Cashless Exercise” under Section 10
               (4) If the holder has elected a Cash Exercise, the holder shall pay the sum of $                                          to the Company in accordance with the terms of the Warrant.
               (5) Pursuant to this exercise, the Company shall deliver to the holder                                          Warrant Shares in accordance with the terms of the Warrant.
               (6) Following this exercise, the Warrant shall be exercisable to purchase a total of                                          Warrant Shares.

Dated: , ___	Name of Holder:

(Print)

By:
Name:
Title:

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

ACKNOWLEDGED AND AGREED TO
this ___day of                     , 200_

SGX PHARMACEUTICALS, INC.

By:
Name:
Title:

ANNEX III
FORM OF NOTICE OF EFFECTIVENESS OF REGISTRATION STATEMENT
Computershare Trust Company, N.A.
1745 Gardena Avenue
Glendale, CA 91204
Attention:       William Garza, Account Representative

Re:	SGX PHARMACEUTICALS, INC.

Ladies and Gentlemen:
     As you know, SGX Pharmaceuticals, Inc., a Delaware corporation (the “Company”), entered into that certain Securities Purchase Agreement, dated as of November 19, 2007 (the “Securities Purchase Agreement”), by and among the Company and the Investors named therein (collectively, the “Investors”) pursuant to which the Company issued to the Investors shares of Common Stock of the Company, par value $0.001 per share (the “Common Shares”) and Warrants (the “Warrants”), which are exercisable into shares of Common Stock (the “Warrant Shares”). Pursuant to the Securities Purchase Agreement, the Company agreed to register the resale of the Common Shares and the Warrant Shares (collectively, the “Registrable Securities”) under the Securities Act of 1933, as amended (the “Securities Act”). In connection with the Company’s obligations under the Securities Purchase Agreement, on                     , 2007, the Company filed a Registration Statement on Form S-3 (File No. 333-                    ) (the “Registration Statement”) with the Securities and Exchange Commission (the “Commission”) relating to the Registrable Securities which names each of the Purchasers as a selling shareholder thereunder.
     In connection with the foregoing, we advise you that a member of the SEC’s staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the Securities Act at [                     ] [a.m.][p.m.] on                      , 2007, and we have no knowledge, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the Commission and the Registrable Securities are available for resale under the Securities Act pursuant to the Registration Statement.
     Each Purchaser has agreed, pursuant to the Securities Purchase Agreement, that it will not sell any of the Registrable Securities of the Company under the Registration Statement without complying with the provisions of the Agreement, the Securities Act, the rules and regulations promulgated thereunder (including without limitation, without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied) and applicable state securities laws.
     In reliance upon such representations, this letter shall serve as our standing notice to you that you are hereby authorized and instructed to remove any and all restrictive legends from the Common Shares and the Warrant Shares so long as the Investors certify they will comply with the plan of distribution description in connection with sales or transfers of the Common Shares and the Warrant

Shares set forth in the Registration Statement and with the prospectus delivery requirements of the Securities Act, to the extent such delivery requirement are applicable. You need not require further letters from us to effect any future legend-free issuance or reissuance of shares of the Common Shares and the Warrant Shares to the Investors or the transferees of the Investors, as the case may be, as contemplated by the Company’s Irrevocable Transfer Agent Instructions dated November     , 2007.

Very truly yours, SGX PHARMACEUTICALS, INC.
By:
Name:
Title:

Schedule 3.1(e)
CAPITALIZATION
As of November 9, 2007, the Company had 15,531,340 shares of Common Stock issued and outstanding.
As of November 9, 2007, the Company had outstanding options to purchase 2,218,505 shares of Common Stock under its equity incentive plans and 81,251 shares of Common Stock reserved for issuance pursuant to outstanding restricted stock unit awards.
As of November 9, 2007, the Company had outstanding warrants to purchase 199,066 shares of its Common Stock.

Schedule 3.1(o)
REGISTRATION RIGHTS
The Company has granted registration rights under its Amended and Restated Investor Rights Agreement dated April 21, 2005, as amended, between the Company and certain of its stockholders. The holders of the requisite percentage of Registrable Securities (as defined in such agreement) have waived their piggyback and other registration rights with respect to the filing of the Registration Statement and have agreed not to exercise any registration rights under such agreement until the Registration Statement is declared effective by the SEC.